[photo of globe]

                   Annual Report September 30, 2000

Oppenheimer
Global Growth & Income


                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Our disciplined, theme-based investment approach enabled the Fund to skillfully navigate a volatile market, resulting in strong performance.
We reduced our bond exposure to take advantage of stocks of solid companies that have been paying high dividends and fundamentally sound, reasonably priced growth equities.
A slower growth "soft landing" scenario in the United States fuels our optimism for international markets.


    CONTENTS

 1  President's Letter

 3  An Interview
    with Your Fund's
    Manager

 8  Fund Performance

14  Financial
    Statements

34  Independent
    Auditors' Report

35  Federal
    Income Tax
    Information

36  Officers and
    Trustees


Average Annual
Total Returns*
For the 1-Year Period
Ended 9/30/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
36.54%        28.69%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
35.48%        30.48%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
35.49%        34.49%


*See Notes on page 12 for further details.

PRESIDENT'S LETTER


[photo]
Bridget A. Macaskill
President
Oppenheimer
Global Growth &
Income Fund


Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets-- especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.
   We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
   In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
   Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.


1 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

PRESIDENT'S LETTER


   What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
   At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
   In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
October 20, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


[PHOTO]
Portfolio Management
Team (l to r)
Frank Jennings
(Portfolio Manager)
William Wilby
George Evans


Q How did Oppenheimer Global Growth & Income Fund perform during the 12 months that ended September 30, 2000?
A. We're exceptionally pleased with the performance of Oppenheimer Global Growth & Income Fund over the past year. The Fund's Class A shares were rated 5 stars (*****) overall by Morningstar for the combined 3- and 5-year periods ended September 30, 2000, among 1,175 and 730 international equity funds, respectively.(1)

What was behind the Fund's strong performance?
First and foremost, our investment approach. In a nutshell, we've identified four far-reaching global themes that define key areas of investment opportunity and provide research focus. These long-term trends--new technologies, mass affluence, restructuring and aging populations--are so powerful that, in our view, they will propel growth for years to come. By identifying reasonably priced companies that should sustain this growth, together with income-producing securities, we aim to deliver solid performance across a wide variety of market conditions.


1. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Overall star rating is based on the weighted average of 3-, 5- and 10-year ratings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%:
2 stars. Bottom 10%: 1 star. The Fund's Class A shares are rated 5 stars (3-year) and 5 stars (5-year) among 1,175 and 730 international equity funds, respectively, for the periods ended 9/30/00.


3 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


How did market conditions affect the Fund during the period?

In twelve short months we probably experienced just about every type of conceivable market condition. However, our disciplined approach allowed us to skillfully navigate the ups as well as the downs during the period. In essence, we dealt with two very distinct environments. Initially, U.S. and foreign markets were in a state of "dot-com" euphoria, during which a narrow group of "new economy" stocks lifted a host of market indices, most notably the Nasdaq, to all-time highs. Then reality set in, as inflation fears, valuation concerns and profit warnings produced several major downturns.
   Currency fluctuations also came into play during the period as the U.S. dollar moved dramatically higher against most foreign currencies, particularly the euro--the currency of the European Monetary Union. This development ran counter to the healthy economic picture evident throughout much of Europe. As a net result, massive amounts of capital flowed from Europe into the U.S., which, because of its higher growth rate, was thought to offer better return potential. Japan, still mired in recession, fared no better. Nonetheless, we were able to uncover attractive individual opportunities in all three regions, focusing primarily on mid- and small-sized companies.


[callout]
"Our four global themes are so far-reaching that, in our view, they should propel growth for years to come."


4 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Which stocks contributed most to the Fund's performance?
A number of our top holdings withstood the turbulence to deliver strong performance for the period. Porsche AG, Preference, the German automobile manufacturer, benefited from the rise in affluence worldwide. Furthermore, its brand is considered one of the most valuable in the world, commanding premium prices for its cars.
   U.S.-based Three-Five Systems, Inc., a maker of liquid-crystal displays for cellular phones, has capitalized on the phenomenal growth of wireless communications. Although a strong performer overall, the stock was badly hurt during sell-offs in July. We remain optimistic about this company's long-term prospects, and have used the dip in stock price to add to our holdings. Millennium Pharmaceuticals Inc., a biotechnology company also based in the United States, has a strong product pipeline and turned in robust performance for the period.
   Toshiba Corp., one of Japan's leading makers of laptop computers and electronic components, also contributed outstanding performance for the period. Tremendous growth in miniature high-tech products, such as web-enabled phones and personal digital assistants (PDAs) caused severe component shortages around the world. Toshiba stepped up production to capitalize on these shortages, which proved favorable for its stock.
   As always, please keep in mind that investing in foreign securities entails additional expenses and risks, such as foreign currency fluctuations and foreign taxes.


Average Annual
Total Returns
For the Periods Ended 9/30/00(2)

Class A        Since
1-Year  5-Year Inception
------------------------
28.69%  25.71% 17.83%

Class B        Since
1-Year  5-Year Inception
------------------------
30.48%   N/A   26.68%

Class C        Since
1-Year  5-Year Inception
------------------------
34.49%  26.26% 20.98%


2. See page 12 for further details.


5 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Why did you reduce your investment in bonds?
With the uncertain interest-rate environment in the United States--an environment that may or may not stabilize before the November election--we decided to liquidate our holdings in long-term U.S Treasury bonds. Although these had performed very well, we were concerned that investor sentiment might turn against bonds, which could quickly erase our gains. Consequently, we reinvested those assets in what we believe are high-yielding stocks, and reasonably priced in growth stocks.

What is your outlook for global markets going forward?
Market conditions aside, we believe there are always opportunities to buy great companies. Currently, however, our optimism is skewed more toward international markets. Although the United States appears to be settling into a slower growth "soft landing" scenario, the upcoming election creates some uncertainty. On the other hand, the signs overseas are somewhat more concrete. For example, in the area of mobile Internet penetration, both Europe and Japan have close to a two-year advantage over the United States. The luxury goods market as well continues to grow, creating distinctive possibilities. Corporate restructuring is taking hold in Europe, leading companies there to become more competitive and shareholder-friendly. Finally, a burgeoning equity culture in Europe and Japan is driving people to rethink their investment habits in search of more lucrative long-term growth. Tapping into these worldwide growth trends is an important reason why Oppenheimer Global Growth & Income Fund is part of The Right Way to Invest.


6 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Top Ten Largest Country Holdings(3)
----------------------------------------------------------
United States                                        57.0%
----------------------------------------------------------
Great Britain                                        12.1
----------------------------------------------------------
Japan                                                 8.6
----------------------------------------------------------
Germany                                               7.8
----------------------------------------------------------
France                                                7.0
----------------------------------------------------------
The Netherlands                                       3.5
----------------------------------------------------------
Spain                                                 1.0
----------------------------------------------------------
Belgium                                               0.9
----------------------------------------------------------
Australia                                             0.7
----------------------------------------------------------
Lebanon                                               0.7


Top Ten Common Stock Holdings(4)
----------------------------------------------------------
Coherent, Inc.                                        5.7%
----------------------------------------------------------
Sybase, Inc.                                          5.2
----------------------------------------------------------
QUALCOMM, Inc.                                        4.6
----------------------------------------------------------
National Semiconductor Corp.                          3.9
----------------------------------------------------------
Human Genome Sciences, Inc.                           3.8
----------------------------------------------------------
Toshiba Corp.                                         3.4
----------------------------------------------------------
Porsche AG, Preference                                2.9
----------------------------------------------------------
Three-Five Systems, Inc.                              2.7
----------------------------------------------------------
Reed International plc                                2.3
----------------------------------------------------------
Wella AG, Preference                                  2.3


Portfolio Allocation(3)

[pie chart]
Stocks         91.2%
Bonds           4.6
Cash
Equivalents     4.2


3. Portfolio is subject to change. Percentages are as of September 30, 2000, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of September 30, 2000, and are based on net assets.


7 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FUND PERFORMANCE

How has the Fund performed?

Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended September 30, 2000, followed by a graphical comparison of the Fund's performance to two broad-based market indices.

Management's discussion of performance. During the fiscal year that ended September 30, 2000, Oppenheimer Global Growth & Income Fund delivered robust performance, reflecting the strength of the Fund's theme-based research and individual security selection. Overall, the period proved positive for U.S. and foreign markets, although the latter half was characterized by extreme volatility. Against this backdrop, the Manager emphasized mid- and small-sized companies, which generally fared better than their larger counterparts across a wide spectrum of sectors and industries. The Manager also used market declines as an opportunity to add to the Fund's most attractive holdings at more reasonable valuations. In an attempt to insulate the portfolio from uncertainty surrounding the November elections, the Fund's bond allocation was significantly reduced. Assets were redeployed into dividend-paying stocks and growth stocks believed to be experiencing temporary declines. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 2000. In the case of Class A shares, performance is measured from inception of the Class on October 22, 1990. In the case of Class B shares, performance is measured from inception of the Class on October 10, 1995. In the case of Class C shares, performance is measured from inception of the Class on December 1, 1993.


8 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to two indices because the Fund invests its assets in both stocks and debt securities, and in the Manager's view, no one index adequately combines both types of investments globally. Performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Because the Fund also invests in income-producing securities, the Fund's performance is also compared to the performance of the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Treasury and government agency issues, investment grade corporate bond issues and fixed-rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the overall bond market.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices, and its fixed-income investments are not limited to investment grade issues.


9 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                Oppenheimer Global Growth & Income Fund (Class A)      MSCI World Index    Lehman Brothers Aggregate Bond Index
10/22/90         9,425                                                 10,000              10,000
12/31/90         9,450                                                 10,046              10,374
03/31/91         9,723                                                 11,047              10,664
06/30/91         9,647                                                 10,688              10,838
09/30/91        10,530                                                 11,456              11,454
12/31/91        10,867                                                 11,951              12,035
03/31/92        10,483                                                 10,990              11,881
06/30/92        10,638                                                 11,204              12,360
09/30/92        10,345                                                 11,407              12,891
12/31/92        10,196                                                 11,394              12,925
03/31/93        10,872                                                 12,388              13,460
06/30/93        11,428                                                 13,156              13,817
09/30/93        12,517                                                 13,790              14,177
12/31/93        14,222                                                 14,029              14,186
03/31/94        13,678                                                 14,132              13,779
06/30/94        13,548                                                 14,573              13,637
09/30/94        14,265                                                 14,903              13,720
12/31/94        13,554                                                 14,812              13,772
03/31/95        13,715                                                 15,525              14,467
06/30/95        14,613                                                 16,208              15,348
09/30/95        15,325                                                 17,134              15,649
12/31/95        15,908                                                 17,970              16,316
03/31/96        16,367                                                 18,723              16,027
06/30/96        16,871                                                 19,287              16,118
09/30/96        17,359                                                 19,567              16,416
12/31/96        18,345                                                 20,485              16,908
03/31/97        19,592                                                 20,566              16,814
06/30/97        21,269                                                 23,686              17,432
09/30/97        24,101                                                 24,386              18,011
12/31/97        23,527                                                 23,809              18,541
03/31/98        26,107                                                 27,244              18,829
06/30/98        26,650                                                 27,822              19,269
09/30/98        21,988                                                 24,511              20,084
12/31/98        26,546                                                 29,713              20,152
03/31/99        27,744                                                 30,799              20,052
06/30/99        34,512                                                 32,295              19,875
09/30/99        37,392                                                 31,843              20,010
12/31/99        49,525                                                 37,242              19,986
03/31/00        57,587                                                 37,651              20,427
06/30/00        55,478                                                 36,343              20,783
09/30/00        51,056                                                 34,543              21,409


Average Annual Total Return of Class A Shares of the Fund at 9/30/00(1) 1-Year 28.69% 5-Year 25.71% Life 17.83%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                Oppenheimer Global Growth & Income Fund (Class B)      MSCI World Index    Lehman Brothers Aggregate Bond Index
10/10/95        10,000                                                 10,000              10,000
12/31/95        10,539                                                 10,488              10,426
03/31/96        10,825                                                 10,927              10,241
06/30/96        11,136                                                 11,257              10,299
09/30/96        11,433                                                 11,420              10,490
12/31/96        12,053                                                 11,956              10,805
03/31/97        12,855                                                 12,003              10,744
06/30/97        13,927                                                 13,824              11,139
09/30/97        15,742                                                 14,233              11,509
12/31/97        15,346                                                 13,896              11,848
03/31/98        16,994                                                 15,900              12,032
06/30/98        17,321                                                 16,238              12,313
09/30/98        14,258                                                 14,305              12,834
12/31/98        17,185                                                 17,341              12,877
03/31/99        17,924                                                 17,975              12,813
06/30/99        22,249                                                 18,849              12,701
09/30/99        24,069                                                 18,584              12,787
12/31/99        31,816                                                 21,736              12,771
03/31/00        36,929                                                 21,974              13,053
06/30/00        35,507                                                 21,211              13,280
09/30/00        32,409                                                 20,160              13,681

Average Annual Total Return of Class B Shares of the Fund at 9/30/00)(1) 1-Year 30.48% Life 26.68%


1. See page 12 for further details.


10 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                Oppenheimer Global Growth & Income Fund (Class C)      MSCI World Index    Lehman Brothers Aggregate Bond Index
12/01/93        10,000                                                 10,000              10,000
12/31/93        10,766                                                 10,491              10,054
03/31/94        10,341                                                 10,568               9,766
06/30/94        10,221                                                 10,898               9,665
09/30/94        10,741                                                 11,144               9,724
12/31/94        10,189                                                 11,077               9,761
03/31/95        10,287                                                 11,610              10,253
06/30/95        10,936                                                 12,120              10,878
09/30/95        11,451                                                 12,813              11,092
12/31/95        11,865                                                 13,438              11,564
03/31/96        12,189                                                 14,001              11,359
06/30/96        12,536                                                 14,423              11,424
09/30/96        12,877                                                 14,632              11,635
12/31/96        13,570                                                 15,319              11,984
03/31/97        14,480                                                 15,379              11,917
06/30/97        15,688                                                 17,712              12,355
09/30/97        17,736                                                 18,236              12,765
12/31/97        17,286                                                 17,804              13,141
03/31/98        19,140                                                 20,373              13,345
06/30/98        19,506                                                 20,805              13,657
09/30/98        16,064                                                 18,329              14,235
12/31/98        19,360                                                 22,219              14,283
03/31/99        20,191                                                 23,031              14,212
06/30/99        25,064                                                 24,150              14,087
09/30/99        27,113                                                 23,812              14,183
12/31/99        35,842                                                 27,849              14,165
03/31/00        41,611                                                 28,155              14,478
06/30/00        39,998                                                 27,177              14,730
09/30/00        36,735                                                 25,831              15,174

Average Annual Total Return of Class C Shares of the Fund at 9/30/00(1) 1-Year 34.49% 5-Year 26.26% Life 20.98%


The performance information for both indices in the graphs begins on 10/31/90 for Class A, 9/30/95 for Class B and 11/30/93 for Class C.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


11 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's returns at 9/30/00 include results for periods of exceptional market performance that are not typical of historical results. You should not expect those growth rates to continue. Because of ongoing market volatility, the Fund's performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 10/22/90. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/10/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


12 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Financials






13 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS  September 30, 2000

                                                          Market Value
                                                 Shares     See Note 1
======================================================================
 Common Stocks--91.3%
----------------------------------------------------------------------
 Basic Materials--2.3%
----------------------------------------------------------------------
 Chemicals--2.3%
 Bayer AG                                       700,000   $ 26,038,163
----------------------------------------------------------------------
 Delta & Pine Land Co.                        1,000,000     25,687,500
----------------------------------------------------------------------
 International Flavors & Fragrances, Inc.     1,000,000     18,250,000
                                                          ------------
                                                            69,975,663

----------------------------------------------------------------------
 Capital Goods--21.0%
----------------------------------------------------------------------
 Aerospace/Defense--3.5%
 Lockheed Martin Corp.                        2,000,000     65,920,000
----------------------------------------------------------------------
 Raytheon Co., Cl. B                          1,500,000     42,656,250
                                                          ------------
                                                           108,576,250

----------------------------------------------------------------------
 Electrical Equipment--5.3%
 Halma plc(1)                                20,000,000     33,118,400
----------------------------------------------------------------------
 Toshiba Corp.                               13,000,000    104,784,379
----------------------------------------------------------------------
 Ushio, Inc.                                  1,200,000     25,874,514
                                                          ------------
                                                           163,777,293

----------------------------------------------------------------------
 Industrial Services--1.8%
 Eurotunnel SA(2)                            65,000,000     56,215,250
----------------------------------------------------------------------
 Manufacturing--10.4%
 Coherent, Inc.(1,2)                          2,580,100    175,446,800
----------------------------------------------------------------------
 HAMAMATSU PHOTONICS K.K                        400,000     24,541,921
----------------------------------------------------------------------
 Shiseido Co. Ltd.                            3,000,000     37,257,079
----------------------------------------------------------------------
 Three-Five Systems, Inc.(1,2)                2,800,000     81,900,000
                                                          ------------
                                                           319,145,800

----------------------------------------------------------------------
 Consumer Cyclicals--17.6%
----------------------------------------------------------------------
 Autos & Housing--4.7%
 Black & Decker Corp.                         1,000,000     34,187,500
----------------------------------------------------------------------
 Porsche AG, Preference                          25,000     90,456,251
----------------------------------------------------------------------
 Solidere, GDR(2,3)                           3,000,000     21,000,000
                                                          ------------
                                                           145,643,751

----------------------------------------------------------------------
 Consumer Services--0.7%
 Central Parking Corp.                        1,000,000     19,812,500
----------------------------------------------------------------------
 Leisure & Entertainment--2.2%
 Carnival Corp.                                 500,000     12,312,500
----------------------------------------------------------------------
 Hasbro, Inc.                                 1,770,000     20,244,375
----------------------------------------------------------------------
 Host Marriott Corp.                          3,000,000     33,750,000
                                                          ------------
                                                            66,306,875


14 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND


                                                          Market Value
                                                 Shares     See Note 1
----------------------------------------------------------------------
 Media--7.4%
 John Wiley & Sons, Inc., Cl. A(1)            2,800,000   $ 64,225,000
----------------------------------------------------------------------
 Reed International plc                       9,000,000     71,455,906
----------------------------------------------------------------------
 True North Communications, Inc.              1,000,000     35,750,000
----------------------------------------------------------------------
 Wolters Kluwer NV                            2,800,000     56,833,000
                                                          ------------
                                                           228,263,906

----------------------------------------------------------------------
 Retail: Specialty--1.7%
 Boots Co. plc                                7,000,000     52,989,441
----------------------------------------------------------------------
 Textile/Apparel & Home Furnishings--0.9%
 Hermes International SA                        200,000     28,593,000
----------------------------------------------------------------------
 Consumer Staples--10.8%
----------------------------------------------------------------------
 Beverages--3.7%
 Allied Domecq plc                           11,000,000     54,807,996
----------------------------------------------------------------------
 Bass plc                                     6,000,000     58,992,151
                                                          ------------
                                                           113,800,147

----------------------------------------------------------------------
 Broadcasting--2.4%
 ProSieben Media AG, Preference                 194,400     22,216,761
----------------------------------------------------------------------
 Sirius Satellite Radio, Inc.(2)              1,000,000     52,875,000
                                                          ------------
                                                            75,091,761

----------------------------------------------------------------------
 Food--0.3%
 Thorntons plc(1)                             6,265,000      8,614,407
----------------------------------------------------------------------
 Food & Drug Retailers--0.5%
 Whole Foods Market, Inc.(2)                    300,000     16,106,250
----------------------------------------------------------------------
 Household Goods--3.9%
 Hindustan Lever Ltd.                               380          1,722
----------------------------------------------------------------------
 Reckitt Benckiser plc                        3,999,800     48,876,767
----------------------------------------------------------------------
 Wella AG, Preference                         2,000,000     71,041,250
                                                          ------------
                                                           119,919,739

----------------------------------------------------------------------
 Financial--7.5%
----------------------------------------------------------------------
 Banks--6.4%
 AmSouth Bancorp                              3,000,000     37,500,000
----------------------------------------------------------------------
 Australia & New Zealand Banking Group Ltd.   3,000,000     21,577,344
----------------------------------------------------------------------
 Banco Popular Espanol SA                     1,000,000     30,666,875
----------------------------------------------------------------------
 Bank of Ireland                              2,000,000     15,973,250
----------------------------------------------------------------------
 Dresdner Bank AG                               700,000     30,751,595
----------------------------------------------------------------------
 Lloyds TSB Group plc                         3,000,000     27,988,005
----------------------------------------------------------------------
 Union Planters Corp.                         1,000,000     33,062,500
                                                          ------------
                                                           197,519,569


15 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS  Continued

                                                          Market Value
                                                 Shares     See Note 1
----------------------------------------------------------------------
 Diversified Financial--1.1%
 Edinburgh Fund Managers Group                1,000,000 $    9,284,980
----------------------------------------------------------------------
 Rodamco Continental Europe NV                  700,000     24,401,125
                                                        --------------
                                                            33,686,105

----------------------------------------------------------------------
 Healthcare--9.7%
----------------------------------------------------------------------
 Healthcare/Drugs--9.7%
 Banyu Pharmaceutical Co.                     2,000,000     42,383,861
----------------------------------------------------------------------
 Genset, Sponsored ADR(2)                     1,000,000     27,500,000
----------------------------------------------------------------------
 Human Genome Sciences, Inc.(2)                 680,000    117,725,000
----------------------------------------------------------------------
 Millennium Pharmaceuticals, Inc.(2)            400,000     58,425,000
----------------------------------------------------------------------
 Neurogen Corp.(1,2)                          1,475,000     45,909,375
----------------------------------------------------------------------
 Neurogen Corp.(1,2,4)                          200,000      5,913,750
                                                        --------------
                                                           297,856,986

----------------------------------------------------------------------
 Technology--19.1%
----------------------------------------------------------------------
 Computer Hardware--0.9%
 Compaq Computer Corp.                        1,000,000     27,580,000
----------------------------------------------------------------------
 Computer Services--0.9%
 Getronics NV                                 2,800,000     28,119,980
----------------------------------------------------------------------
 Computer Software--6.9%
 Computer Associates International, Inc.      1,000,000     25,187,500
----------------------------------------------------------------------
 Lernout & Hauspie Speech Products NV(2)      2,000,000     26,250,000
----------------------------------------------------------------------
 Sybase, Inc.(1,2)                            7,000,000    161,000,000
                                                        --------------
                                                           212,437,500

----------------------------------------------------------------------
 Communications Equipment--5.7%
 QUALCOMM, Inc.(2)                            2,000,000    142,500,000
----------------------------------------------------------------------
 Toyo Communications Equipment Co. Ltd.       2,800,000     31,223,395
                                                        --------------
                                                           173,723,395

----------------------------------------------------------------------
 Electronics--3.9%
 National Semiconductor Corp.(2)              3,000,000    120,750,000
----------------------------------------------------------------------
 Photography--0.8%
 Polaroid Corp.                               1,800,000     24,187,500
----------------------------------------------------------------------
 Transportation--2.2%
----------------------------------------------------------------------
 Railroads & Truckers--2.2%
 Norfolk Southern Corp.                       1,900,000     27,787,500
----------------------------------------------------------------------
 Union Pacific Corp.                          1,000,000     38,875,000
                                                        --------------
                                                            66,662,500

----------------------------------------------------------------------
 Utilities--1.1%
----------------------------------------------------------------------
 Electric Utilities--1.1%
 GPU, Inc.                                    1,000,000     32,437,500
                                                        --------------
 Total Common Stocks (Cost $2,513,960,018)               2,807,793,068


16 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                                                                                     Market Value
                                                                        Shares         See Note 1
=================================================================================================
 Rights, Warrants and Certificates--0.1%

 CD Radio, Inc. Wts., Exp. 5/15/09(3) (Cost $880,147)                   18,000       $  2,439,000

                                                                     Principal
                                                                        Amount
=================================================================================================
 Foreign Government Obligations--3.3%

 France (Government of) Obligations
 Assimilables du Tresor Gtd. Principal Strips,
 Series AP23, Zero Coupon, 5.96%, 4/25/23(5) [EUR]                $200,000,000         48,488,080
-------------------------------------------------------------------------------------------------
 France (Government of) Obligations
 Assimilables du Tresor Principal Strips,
 Series AP29, Zero Coupon, 5.78%, 4/25/29(5) [EUR]                 300,000,000         53,995,763
                                                                                     ------------
 Total Foreign Government Obligations (Cost $111,763,131)                             102,483,843

=================================================================================================
 Non-Convertible Corporate Bonds and Notes--1.0%

 Bangkok Bank Public Co. Ltd., 8.75% Sub. Nts., 3/15/07(3)           6,175,000          5,418,309
-------------------------------------------------------------------------------------------------
 IBJ Preferred Capital Co. (The) LLC, 8.79% Bonds, 12/29/49(3,6)    10,000,000          9,021,430
-------------------------------------------------------------------------------------------------
 Sirius Satellite Radio, Inc., 15.50% Sr. Sec. Nts., 5/15/09        16,500,000         14,726,250
                                                                                     ------------
 Total Non-Convertible Corporate Bonds and Notes (Cost $29,289,314)                    29,165,989

=================================================================================================
 Convertible Corporate Bonds and Notes--0.2%

 Reckitt & Colman plc, 9.50% Cv. Capital Bonds, 3/31/05
 (Cost $7,670,962)                                                   2,800,000          7,286,048

=================================================================================================
 Structured Instruments--0.0%

 Credit Suisse First Boston Corp. (New York Branch),
 Russian Obligatzii Federal'nogo Zaima Linked Nts.:
 Series 25023, 14%, 9/12/01(4) [RUR]                                29,490,000            891,536
 Series 27003, 20.11%, 6/5/02(4,6) [RUR]                               508,370             14,981
 Series 27004, 20.11%, 9/18/02(4,6) [RUR]                            1,800,760             52,288
 Series 27005, 20.11%, 10/9/02(4,6) [RUR]                            2,253,770             64,039
 Series 27006, 20.11%, 1/22/03(4,6) [RUR]                            5,329,810            148,315
 Series 27007, 20.11%, 2/5/03(4,6) [RUR]                             2,003,270             55,623
 Series 27009, 20.11%, 6/4/03(4,6) [RUR]                                78,300              2,133
 Series 27011, 20.11%, 10/8/03(4,6) [RUR]                            2,871,710             75,219
                                                                                     ------------
 Total Structured Instruments (Cost $2,646,874)                                         1,304,134


17 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS  Continued

                                                                     Principal       Market Value
                                                                        Amount         See Note 1
=================================================================================================
 Repurchase Agreements--4.3%

 Repurchase agreement with Banc One Capital Markets, Inc., 6.45%, dated 9/29/00, to be repurchased at $130,980,364 on 10/2/00, collateralized by U.S. Treasury Bonds, 5.25%-15.75%,
 11/15/01-5/15/30, with a value of $55,812,830, U.S. Treasury
 Nts., 4.25%-8.50%, 11/15/00-11/15/08, with a value of
 $77,824,581 and U.S. Treasury Bills, 11/9/00, with a value of
 $26,819 (Cost $130,910,000)                                      $130,910,000     $  130,910,000
-------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $2,797,120,446)                       100.2%     3,081,382,082
-------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                    (0.2)        (6,385,427)
                                                                  -------------------------------
 Net Assets                                                              100.0%    $3,074,996,655
                                                                  ===============================


Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR  Euro
RUR  Russian Ruble

1. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2000. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2000, amounts to $576,127,732. Transactions during the period in which the issuer was an affiliate are as follows:

                                     Shares                                 Shares
                                  Sept. 30,        Gross        Gross    Sept. 30,     Dividend
                                       1999    Additions   Reductions         2000       Income
-----------------------------------------------------------------------------------------------
 Coherent, Inc.                   1,900,000      680,100           --    2,580,100   $       --
 Halma plc                       10,000,000   10,000,000           --   20,000,000      981,640
 John Wiley & Sons, Inc., Cl  A          --    2,878,500       78,500    2,800,000      115,140
 Neurogen Corp.                   1,225,000      250,000           --    1,475,000           --
 Neurogen Corp.                          --      200,000           --      200,000           --
 Piccadilly Cafeterias, Inc.        650,000      100,000      750,000           --      168,000
 Sybase, Inc.                     3,300,000    3,700,000           --    7,000,000           --
 Thorntons plc                    6,265,000           --           --    6,265,000      675,112
 Three-Five Systems, Inc.                --    2,800,000           --    2,800,000           --
                                                                                     ----------
                                                                                     $1,939,892
                                                                                     ==========

2. Non-income-producing security.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $37,878,739 or 1.23% of the Fund's net assets as of September 30, 2000.
4. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
6. Represents the current interest rate for a variable or increasing rate security.


18 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Footnotes to Statement of Investments Continued

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

 Geographical Diversification                          Market Value          Percent
-------------------------------------------------------------------------------------
 United States                                       $1,755,060,981             57.0%
 Great Britain                                          373,414,099             12.1
 Japan                                                  266,065,149              8.6
 Germany                                                240,504,020              7.8
 France                                                 214,792,093              7.0
 The Netherlands                                        109,354,106              3.5
 Spain                                                   30,666,875              1.0
 Belgium                                                 26,250,000              0.9
 Australia                                               21,577,344              0.7
 Lebanon                                                 21,000,000              0.7
 Ireland                                                 15,973,250              0.5
 Hong Kong                                                5,418,309              0.2
 Russia                                                   1,304,134              0.0
 India                                                        1,722              0.0
                                                     --------------------------------
 Total                                               $3,081,382,082            100.0%
                                                     ================================

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2000


================================================================================================
 Assets

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $2,320,345,530)                                     $2,505,254,350
 Affiliated companies (cost $476,774,916)                                            576,127,732
                                                                                  --------------
                                                                                   3,081,382,082
------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                                   108,218
------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                   19,573,641
 Investments sold                                                                      6,416,217
 Interest and dividends                                                                4,969,204
 Other                                                                                    78,242
                                                                                  --------------
 Total assets                                                                      3,112,527,604

================================================================================================
 Liabilities

 Bank overdraft                                                                           76,594
------------------------------------------------------------------------------------------------
 Bank overdraft--foreign currencies                                                       18,851
------------------------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts                                    24,345
------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                26,029,789
 Shares of beneficial interest redeemed                                                7,832,828
 Distribution and service plan fees                                                    1,813,952
 Transfer and shareholder servicing agent fees                                           485,581
 Trustees' compensation                                                                  411,493
 Other                                                                                   837,516
                                                                                  --------------
 Total liabilities                                                                    37,530,949

================================================================================================
 Net Assets                                                                       $3,074,996,655
                                                                                  ==============
================================================================================================
 Composition of Net Assets

 Paid-in capital                                                                  $2,707,854,397
------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                   2,930,760
------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments and
 foreign currency transactions                                                        79,976,986
------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                            284,234,512
                                                                                  --------------
 Net Assets                                                                       $3,074,996,655
                                                                                  ==============
================================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $1,566,609,229 and 52,188,778 shares of beneficial interest outstanding)                 $30.02
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                              $31.85
------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,013,613,500 and 34,249,693 shares of beneficial interest outstanding)                 $29.59
------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $494,773,926
 and 16,708,263 shares of beneficial interest outstanding)                                $29.61

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2000

==============================================================================================
 Investment Income

 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $1,425,074)          $ 21,812,231
 Affiliated companies (net of foreign withholding taxes of $183,959)                 1,939,892
----------------------------------------------------------------------------------------------
 Interest (net of foreign withholding taxes of $468)                                19,411,303
                                                                                  ------------
 Total income                                                                       43,163,426

==============================================================================================
 Expenses

 Management fees                                                                    16,141,590
----------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                             2,704,750
 Class B                                                                             7,093,913
 Class C                                                                             3,784,605
----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                       3,498,152
----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                           577,928
----------------------------------------------------------------------------------------------
 Trustees' compensation                                                                347,022
----------------------------------------------------------------------------------------------
 Other                                                                               1,297,063
                                                                                  ------------
 Total expenses                                                                     35,445,023
 Less expenses paid indirectly                                                         (31,667)
                                                                                  ------------
 Net expenses                                                                       35,413,356

==============================================================================================
 Net Investment Income                                                               7,750,070

==============================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments:
  Unaffiliated companies                                                           115,641,171
  Affiliated companies                                                              (5,967,430)
 Foreign currency transactions                                                     (15,289,391)
                                                                                  ------------
 Net realized gain                                                                  94,384,350

----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                       227,271,116
 Translation of assets and liabilities denominated in foreign currencies           (89,416,074)
                                                                                  ------------
 Net change                                                                        137,855,042
                                                                                  ------------
 Net realized and unrealized gain                                                  232,239,392

==============================================================================================
 Net Increase in Net Assets Resulting from Operations                             $239,989,462
                                                                                  ============

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended September 30,                                          2000               1999
==========================================================================================
 Operations

 Net investment income                                   $    7,750,070       $ 11,989,973
------------------------------------------------------------------------------------------
 Net realized gain                                           94,384,350         57,344,608
------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                      137,855,042        202,378,947
                                                         ---------------------------------
 Net increase in net assets resulting from operations       239,989,462        271,713,528

==========================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                     (7,835,342)        (2,129,087)
 Class B                                                     (3,084,311)          (473,352)
 Class C                                                     (1,772,302)          (381,559)
------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                    (31,271,081)       (34,264,677)
 Class B                                                    (16,981,850)       (13,697,971)
 Class C                                                    (10,491,491)       (11,497,333)

==========================================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                    981,112,803        152,013,727
 Class B                                                    744,119,129        101,665,724
 Class C                                                    306,336,156         46,473,370

==========================================================================================
 Net Assets

 Total increase                                           2,200,121,173        509,422,370
------------------------------------------------------------------------------------------
 Beginning of period                                        874,875,482        365,453,112
                                                         ---------------------------------
 End of period (including undistributed net investment
 income of $2,930,760 and $12,010,868, respectively)     $3,074,996,655       $874,875,482
                                                         =================================

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

 Class A       Year Ended September 30,              2000       1999       1998       1997       1996
=====================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period              $23.37     $16.03     $19.36     $15.62     $14.98
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .11        .41        .29        .40        .47
 Net realized and unrealized gain (loss)             8.19       9.64      (1.90)      5.12       1.40
                                                   --------------------------------------------------
 Total income (loss) from investment operations      8.30      10.05      (1.61)      5.52       1.87
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.33)      (.15)      (.63)      (.40)      (.40)
 Dividends in excess of net investment income          --         --       (.02)        --         --
 Distributions from net realized gain               (1.32)     (2.56)     (1.07)     (1.38)      (.83)
                                                   --------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (1.65)     (2.71)     (1.72)     (1.78)     (1.23)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $30.02     $23.37     $16.03     $19.36     $15.62
                                                   ==================================================

=====================================================================================================
 Total Return, at Net Asset Value(1)                36.54%     70.06%     (8.77)%    38.83%     13.28%

=====================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)           $1,567       $482       $213       $182       $120
-----------------------------------------------------------------------------------------------------
 Average net assets (in millions)                  $1,159       $310       $216       $142       $115
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                               0.72%      2.51%      1.62%      2.47%      2.65%
 Expenses                                            1.20%      1.33%      1.36%(3)   1.43%(3)   1.52%(3)
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               48%        98%       117%        91%       208%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


23 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B       Year Ended September 30,              2000       1999       1998       1997       1996(1)
=====================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period              $23.15     $15.95     $19.27     $15.57     $14.72
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                        (.02)       .29        .23        .30        .36
 Net realized and unrealized gain (loss)             8.02       9.55      (1.96)      5.06       1.63
                                                   --------------------------------------------------
 Total income (loss) from investment operations      8.00       9.84      (1.73)      5.36       1.99
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.24)      (.08)      (.51)      (.28)      (.31)
 Dividends in excess of net investment income          --         --       (.01)        --         --
 Distributions from net realized gain               (1.32)     (2.56)     (1.07)     (1.38)      (.83)
                                                   --------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (1.56)     (2.64)     (1.59)     (1.66)     (1.14)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $29.59     $23.15     $15.95     $19.27     $15.57
                                                   ==================================================

=====================================================================================================
 Total Return, at Net Asset Value(2)                35.48%     68.80%     (9.42)%    37.69%     14.33%

=====================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)           $1,014       $235        $82        $37         $8
-----------------------------------------------------------------------------------------------------
 Average net assets (in millions)                  $  711       $135        $63        $17         $4
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                       (0.05)%     1.76%      1.42%      1.77%      1.64%
 Expenses                                            1.97%      2.08%      2.11%(4)   2.15%(4)   2.28%(4)
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               48%        98%       117%        91%       208%


1. For the period from October 10, 1995 (inception of offering) to September 30, 1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


24 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

 Class C       Year Ended September 30,                 2000         1999         1998         1997         1996
================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                 $23.15       $15.95       $19.26       $15.55       $14.92
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                           (.07)         .29          .17          .28          .35
 Net realized and unrealized gain (loss)                8.07         9.55        (1.91)        5.08         1.40
                                                      ----------------------------------------------------------
 Total income (loss) from investment operations         8.00         9.84        (1.74)        5.36         1.75
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.22)        (.08)        (.48)        (.27)        (.29)
 Dividends in excess of net investment income             --           --         (.02)          --           --
 Distributions from net realized gain                  (1.32)       (2.56)       (1.07)       (1.38)        (.83)
                                                      ----------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (1.54)       (2.64)       (1.57)       (1.65)       (1.12)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $29.61       $23.15       $15.95       $19.26       $15.55
                                                      ==========================================================

================================================================================================================
 Total Return, at Net Asset Value(1)                   35.49%       68.79%       (9.43)%      37.74%       12.45%

================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)                $495         $157          $71          $56          $36
----------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                       $377         $105          $66          $43          $31
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                          (0.05)%       1.76%        0.86%        1.71%        1.87%
 Expenses                                               1.98%        2.08%        2.12%(3)     2.18%(3)     2.28%(3)
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  48%          98%         117%          91%         208%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


25 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. Significant Accounting Policies
Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation consistent with preservation of principal, while providing current income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in foreign-currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes' volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of September 30, 2000, these securities resulted in unrealized losses of $1,342,740. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


26 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2000, a provision of $252,666 was made for the Fund's projected benefit obligations and payments of $4,006 were made to retired trustees, resulting in an accumulated liability of $342,674 as of September 30, 2000.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


27 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $13,564,776, a decrease in undistributed net investment income of $4,138,223, and a decrease in accumulated net realized gain on investments of $9,426,553. This reclassification includes $13,573,239 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


28 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    Year Ended September 30, 2000       Year Ended September 30, 1999
                                    Shares                 Amount             Shares           Amount
-----------------------------------------------------------------------------------------------------
 Class A
 Sold                           48,249,256         $1,508,567,020         12,286,834    $ 257,043,828
 Dividends and/or
 distributions reinvested        1,338,610             35,178,235          2,127,688       34,784,772
 Redeemed                      (18,041,825)          (562,632,452)        (7,045,802)    (139,814,873)
                               ----------------------------------------------------------------------
 Net increase                   31,546,041         $  981,112,803          7,368,720    $ 152,013,727
                               ======================================================================
-----------------------------------------------------------------------------------------------------
 Class B
 Sold                           27,033,503         $  838,239,307          5,723,532    $ 117,423,335
 Dividends and/or
 distributions reinvested          726,294             18,934,489            827,997       13,450,551
 Redeemed                       (3,662,042)          (113,054,667)        (1,531,721)     (29,208,162)
                               ----------------------------------------------------------------------
 Net increase                   24,097,755         $  744,119,129          5,019,808    $ 101,665,724
                               ======================================================================
-----------------------------------------------------------------------------------------------------
 Class C
 Sold                           11,521,419         $  358,605,578          2,812,202    $  56,628,274
 Dividends and/or
 distributions reinvested          441,189             11,506,213            682,703       11,089,724
 Redeemed                       (2,051,674)           (63,775,635)        (1,138,460)     (21,244,628)
                               ----------------------------------------------------------------------
 Net increase                    9,910,934         $  306,336,156          2,356,445    $  46,473,370
                               ======================================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $2,874,762,205 and $1,031,928,767, respectively.

As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,798,184,007 was:

Gross unrealized appreciation $ 619,527,363
Gross unrealized depreciation  (336,329,288)
                              -------------
Net unrealized appreciation   $ 283,198,075
                              =============


29 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets in excess of $2 billion. The Fund's management fee for the year ended September 30, 2000 was an annualized rate of 0.72%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate        Class A     Commissions    Commissions    Commissions
                       Front-End      Front-End      on Class A     on Class B     on Class C
                   Sales Charges  Sales Charges          Shares         Shares         Shares
                      on Class A    Retained by     Advanced by    Advanced by    Advanced by
 Year Ended               Shares    Distributor  Distributor(1) Distributor(1) Distributor(1)
---------------------------------------------------------------------------------------------
 September 30, 2000   $9,517,783     $2,451,701        $826,132    $21,027,298     $2,595,948

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                  Class B                 Class C
                  Contingent Deferred      Contingent Deferred     Contingent Deferred
                        Sales Charges            Sales Charges           Sales Charges
 Year Ended   Retained by Distributor  Retained by Distributor Retained by Distributor
--------------------------------------------------------------------------------------
 September 30, 2000           $13,693                 $833,869                 $89,710

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


30 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $2,704,750 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $169,538 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                      Distributor's     Distributor's
                                                          Aggregate      Unreimbursed
                                                       Unreimbursed     Expenses as %
                   Total Payments    Amount Retained       Expenses     of Net Assets
                       Under Plan     by Distributor     Under Plan          of Class
--------------------------------------------------------------------------------------
 Class B Plan           $7,093,913        $6,273,728    $23,557,541              2.32%
 Class C Plan            3,784,605         1,818,631      3,969,451              0.80


31 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of September 30, 2000, the Fund had outstanding foreign currency contracts as follows:

                                Expiration        Contract  Valuation as of     Unrealized       Unrealized
 Contract Description                 Date  Amounts (000s)   Sept. 30, 2000   Appreciation     Depreciation
-----------------------------------------------------------------------------------------------------------
 Contracts to Purchase
 British Pound Sterling (GBP)      10/5/00        GBP6,681       $9,879,290       $ 47,919          $    --
 Euro (EUR)                        10/5/00        EUR9,948        8,781,299         59,887               --
                                                                                  -------------------------
                                                                                   107,806               --
                                                                                  -------------------------
 Contracts to Sell
 Euro (EUR)                        10/2/00-
                                   10/4/00        EUR6,065        5,353,181            412           24,345
                                                                                  -------------------------
 Total Unrealized Appreciation and Depreciation                                   $108,218          $24,345
                                                                                  =========================


32 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

================================================================================
6. Illiquid or Restricted Securities
As of September 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2000, was $7,217,884, which represents 0.23% of the Fund's net assets, of which $5,913,750 is considered restricted. Information concerning restricted securities is as follows:

                                                                  Valuation
                                                             Per Unit as of
 Security                  Acquisition Date   Cost Per Unit  Sept. 30, 2000
---------------------------------------------------------------------------
 Stocks and Warrants
 Neurogen Corp.                     6/26/00          $25.00          $29.57

================================================================================
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended September 30, 2000.


33 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Global Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Global Growth & Income Fund as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Income Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
October 20, 2000


34 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends and distributions of $1.6545, $1.5630 and $1.5466 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 6, 1999, of which $0.8173 was designated as a Ocapital gain distributionO for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     Dividends paid by the Fund during the fiscal year ended September 30, 2000, which are not designated as capital gain distributions should be multiplied by 25.80% to arrive at the net amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



35 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

OPPENHEIMER GLOBAL GROWTH & INCOME FUND

==========================================================================================
 Officers and Trustees        Leon Levy, Chairman of the Board of Trustees
                              Donald W. Spiro, Vice Chairman of the Board of Trustees
                              Bridget A. Macaskill, Trustee and President
                              Robert G. Galli, Trustee
                              Phillip A. Griffiths, Trustee
                              Benjamin Lipstein, Trustee
                              Elizabeth B. Moynihan, Trustee
                              Kenneth A. Randall, Trustee
                              Edward V. Regan, Trustee
                              Russell S. Reynolds, Jr., Trustee
                              Clayton K. Yeutter, Trustee
                              Frank Jennings, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W. Wixted, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Robert G. Zack, Assistant Secretary

==========================================================================================
 Investment Advisor           OppenheimerFunds, Inc.

==========================================================================================
 Distributor                  OppenheimerFunds Distributor, Inc.

==========================================================================================
 Transfer and Shareholder     OppenheimerFunds Services
 Servicing Agent

==========================================================================================
 Custodian of                 The Bank of New York
 Portfolio Securities

==========================================================================================
 Independent Auditors         KPMG LLP

==========================================================================================
 Legal Counsel                Mayer, Brown & Platt

                              For more complete information about Oppenheimer Global Growth
                              & Income Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds
                              Distributor, Inc. at 1.800.525.7048, or visit the
                              OppenheimerFunds Internet website, at
                              www.oppenheimerfunds.com.

                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment
                              risks, including the possible loss of the principal amount invested.

                              Oppenheimer funds are distributed by OppenheimerFunds
                              Distributor, Inc., Two World Trade Center, New York, NY
                              10048-0203.



                              (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


36 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


Internet
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-------------------------------------------------------
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Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
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-------------------------------------------------------
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-------------------------------------------------------
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-------------------------------------------------------
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-------------------------------------------------------
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1. At times this website may be inaccessible or its transaction feature may be
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                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0215.001.0900  November 29, 2000